UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

Strategic Income Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

We would like to welcome new shareholders to the fund, which began operations on December 15, 2008. The fund’s launch occurred in the midst of the credit market volatility that dominated the summer and fall of 2008, but it was an opportune time to open a bond fund that can invest globally and diversify risks across a number of sectors. Your fund’s design enabled it to take advantage of high volatility and exploit opportunities among a wide variety of bond sectors.

In the past six months, credit markets have recovered somewhat from the turmoil and performed well even as the economy continued into one of its deepest recessions in decades. Government bonds surged in late 2008 as nervous investors sought a safe haven, but they pulled back dramatically in the spring on concerns over Treasury supply and signs that the economic contraction was moderating. Other sectors rallied, with the higher-risk sectors—high-yield, emerging markets, and commercial mortgage-backed securities—posting large gains. By focusing on undervalued sectors that subsequently experienced a sharp recovery, the Strategic Income Fund was able to post a solid return.

PERFORMANCE COMPARISON

Your fund returned 12.25% from its inception on December 15, 2008, through May 31, 2009. It outperformed the Barclays Capital Global Aggregate Ex-Treasury U.S. Dollar Hedged Index by a wide margin primarily due to its sector allocation across various credit sectors.

Our approach uses an active sector allocation process to analyze the overall investment opportunities and risks among various sectors. Based on our assessment of market conditions and other factors, the fund will shift its investments among various sectors, such as corporate bonds (including noninvestment-grade bonds) issued in the U.S. and in foreign countries, dollar- and nondollar-denominated debt securities issued in foreign countries, mortgage- and asset-backed securities, bank loans and loan participations, convertible securities, preferred stocks, and government securities when conditions warrant. To capture currency valuation opportunities, we can position up to 20% of the portfolio in unhedged, foreign currency positions. The portfolio typically will include a large number of bonds from various market sectors to reduce the impact of any single holding on the fund’s performance. Since the fund has an intermediate average maturity, it offers higher yield potential than other fixed-income funds with shorter maturities.

MARKET NEWS

The U.S. economy experienced one of its sharpest downturns on record over the past six months. In the worst consecutive quarters of economic performance since the late 1950s, gross domestic product shrunk at an annualized rate of 6.3% in the fourth quarter of 2008, according to government figures. It contracted 5.5% in the first quarter of 2009. As businesses closed or scaled back, the unemployment rate shot upward, from 7.2% in December to 9.4% in May, and most experts anticipate that it will continue to rise. The depth of the contraction and the challenges posed to recovery caused many to argue that the economy was in the midst of the worst recession since World War II. Moreover, the recession was global in nature, with many countries faring worse than the United States.

The historic scope of the downturn was met by an equally massive policy response. The Federal Reserve greatly expanded its traditional role, fashioning itself occasionally as the banker of last resort in order to get credit flowing again. Three new Fed programs were especially notable. First, the Fed began in earnest a program of “quantitative easing”; the central bank started purchasing long-term Treasury bonds to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other types of securities. Second, in an effort to bring down mortgage rates, the Fed began buying debt and securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae. Finally, the Fed’s Term Asset-Backed Securities Loan Facility (TALF) saw the central bank attempt to restart the asset-backed securities market by providing low-interest loans to purchasers of pools of auto, credit card, student, and other types of loans. The Fed had previously pushed the throttle of its traditional monetary driver, the federal funds rate, to full when it lowered the rate to a range of 0.00% to 0.25% in December.

PORTFOLIO HIGHLIGHTS

When the fund started operations in mid-December, we were presented with a number of interesting opportunities, particularly among the credit sectors—investment-grade corporate bonds, high-yield bonds, and leveraged loans. At the time, the extraordinary demand for U.S. Treasuries had resulted in extremely low yields. As a result, spreads—the difference in yields between a non-Treasury issue and a Treasury issue of similar maturity—on many credit sectors were at attractive valuation levels, even with the large risks present in the current economic environment. This provided the opportunity to invest in many sectors with yields that we believed provided an attractive risk/return trade-off.

We started the reporting period with an overweight in mortgage-backed securities and investment-grade corporate bonds. Agency mortgage-backed securities carried less risk than credit sectors, and were thus considered more defensive, but they offered an attractive pickup in yields versus Treasuries. We also were drawn to investment-grade corporate bonds, where yields had risen to levels historically associated with less creditworthy issues.

By mid-January, as Treasury and Federal Reserve purchases of mortgage-backed securities caused yields to drop, we reduced our allocation to mortgage-backed securities and added to investment-grade credit. We also increased our allocation to high-yield bonds because they offered an enormous yield advantage that we felt more than compensated for the admittedly large default risk, choosing to do this to a large degree in bonds rather than leveraged loans.

By early to mid-March, which turned out to be near the time the stock market bottomed, our allocation to corporate sectors comprising global investment-grade corporate bonds, high yield, and loans had risen to nearly two-thirds of the fund, well above the portfolio’s neutral allocation to corporate bonds. Most of this overweight was in U.S. credit, though we did maintain an exposure to euro-corporate bonds of around 10%. We have since trimmed our exposure to U.S. credit sectors as they have recovered, reflecting the less attractive valuations at lower yield levels.

As we trimmed corporate bond exposure, we added to our commercial mortgage-backed securities (CMBS) holdings, which were offering attractive yields relative to other asset-backed bonds. We expected CMBS to benefit from the second version of TALF in the same way that asset-backed securities realized benefits from the first TALF initiative, and this was borne out as CMBS had a stellar second quarter. We have since trimmed those positions somewhat, reflecting less attractive valuations and our expectation of continued volatility.

Throughout the entire reporting period, we have remained underweight versus what we would consider a neutral weight in consumer-related asset-backed securities. In hindsight, we underestimated the impact of the initial TALF program on spreads in asset-backed securities, which performed quite well in the first quarter. Given the economy’s weak condition and rising unemployment, we think credit card, auto, and home equity securitized bonds offer limited upside potential at current valuations.

In terms of currency, we have maintained most of our holdings hedged to the dollar. With the benchmark denominated in dollars, we did not have sufficient conviction on foreign currencies to take a meaningful position and held only modest exposure.

OUTLOOK

From recent indicators, it looks as though the worst of the current recession may be behind us. Credit markets are more liquid than they were in the fourth quarter of 2008, and the new issue market has been active. We expect the economy to languish for the remainder of the year and recover slowly in 2010 as the Fed keeps short-term interest rates low and continues other measures to improve financial conditions. We believe the Fed will begin to raise policy rates in the early to middle part of next year in response to an improving economy.

As a result of dramatically lower spreads in many sectors combined with the skepticism on the degree of economic recovery, we moderated somewhat the fund’s risk posture. During the period of risk aversion and high spreads, we positioned the portfolio to take advantage of what we saw as attractive valuations in the credit sectors. Now that spreads have declined meaningfully in some sectors, we have moved closer to our long-term strategic targets.

As always, but perhaps more so in this environment, we view fundamental credit research as key in identifying specific credit opportunities and limiting risk. As a result, while we have reduced our overall high-yield exposure, we are focused on the more creditworthy high-yield and leveraged loan issues. We believe investment-grade corporate issues still offer value, and we plan at this point to continue that overweight. Emerging markets and nondollar bonds are another area where we believe there may be attractive opportunities.

Our tactical allocation process continually assesses value across sectors. We expect continued volatility as this economic crisis continues to unfold toward a hoped-for recovery. Such volatility typically offers abundant opportunities to benefit from changing valuations. We remain on the lookout and ready to act quickly to take advantage of opportunities as we see them.

Thank you for entrusting your money to T. Rowe Price.

Respectfully submitted,

Steven C. Huber
 Chairman of the fund’s Investment Advisory Committee

June 22, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays Capital Euro-Aggregate Corporate Index: This index measures a diversified basket of euro-denominated investment-grade corporate bonds.

Barclays Capital Global Aggregate Ex-Treasury U.S. Dollar Hedged Index: This index provides a broad-based measure of the global investment-grade fixed-rate debt markets that excludes U.S. Treasury securities and is hedged to the dollar.

Barclays Capital Mortgage-Backed Securities Index: Tracks the performance of the U.S. agency mortgage pass-through bonds backed by pools of Government National Mortgage Association- (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation- (FHLMC) backed mortgages.

Barclays Capital U.S. Credit Index: Tracks a market-weighted bond index of U.S. dollar-denominated investment-grade credit securities.

Barclays Capital U.S. Treasury Index: Tracks the performance of the U.S. Treasury bond market, one of the largest and most liquid government bond markets in the world.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Hedged: The buying and selling of forward exchange contracts to lock in a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

J.P. Morgan Global High Yield Index: Tracks the investable universe of the U.S. dollar-denominated global high-yield corporate debt market, including domestic and international issues.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar-denominated government bonds of 31 foreign countries.

Merrill Lynch Convertible Bond Index: Tracks various markets of convertible bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 47.4%		
FINANCIAL INSTITUTIONS 15.1%		
Banking 11.9%		
American Express, 7.25%, 5/20/14	110	113
American Express Credit, 5.875%, 5/2/13	70	67
Australia & New Zealand Bank, 5.25%, 5/20/13 (EUR)	50	74
Banca Monte Dei Paschi di Siena, VR, 4.50%, 9/24/15 (EUR)	25	35
Bank of America, 4.625%, 2/18/14 (EUR)	15	20
Bank of America, 4.625%, 2/7/17 (EUR)	100	93
Bank of America, 5.65%, 5/1/18	285	256
Bank of America, VR, 4.00%, 3/28/18 (EUR)	50	46
Bank of New York, 4.30%, 5/15/14	155	158
Bank of Scotland, 5.50%, 10/29/12 (EUR)	50	64
Barclays Bank, 4.875%, 3/31/13 (EUR)	60	82
Barclays Bank, 6.75%, 5/22/19	100	99
BB&T, 5.70%, 4/30/14	140	142
BNP Paribas, 5.25%, 12/17/12 (EUR)	50	74
Capital One Financial, 7.375%, 5/23/14	75	77
CenterCredit International, 8.625%, 1/30/14	100	67
Citigroup, 3.50%, 8/5/15 (EUR)	60	69
Citigroup, 6.125%, 5/15/18	565	506
Citigroup, 6.40%, 3/27/13 (EUR)	100	140
Citigroup, VR, 4.75%, 2/10/19 (EUR)	15	13
Credit Agricole London, 6.00%, 6/24/13 (EUR)	50	77
Credit Suisse, 5.50%, 5/1/14	500	510
Credit Suisse, 6.375%, 6/7/13 (EUR)	50	73
Credit Suisse, VR, 3.625%, 1/23/18 (EUR)	100	117
Danske Bank, VR, 6.00%, 3/20/16 (EUR)	50	56
Deutsche Bank, 4.50%, 3/7/11 (EUR)	50	73
Deutsche Bank, VR, 3.625%, 3/9/17 (EUR)	25	31

DNB NOR Bank, 5.875%, 6/20/13 (EUR)	50	75
Goldman Sachs, 4.00%, 2/2/15 (EUR)	107	136
Goldman Sachs, 6.375%, 5/2/18 (EUR)	45	62
Goldman Sachs, 6.60%, 1/15/12	715	762
HSBC, VR, 3.625%, 6/29/20 (EUR)	30	35
HSBC Bank, VR, 4.25%, 3/18/16 (EUR)	30	39
ING Bank, 5.50%, 1/4/12 (EUR)	30	42
ING Bank, VR, 6.125%, 5/29/23 (EUR)	50	53
Intesa Sanpaolo, 5.00%, 4/28/11 (EUR)	50	74
Intesa Sanpaolo, 6.625%, 5/8/18 (EUR)	50	68
Intesa Sanpaolo, VR, 4.375%, 6/26/18 (EUR)	50	66
JPMorgan Chase, 4.25%, 6/9/11 (EUR)	20	28
JPMorgan Chase, 6.00%, 8/1/11 (EUR)	50	74
JPMorgan Chase, 6.00%, 1/15/18	705	695
JPMorgan Chase, VR, 4.375%, 11/12/19 (EUR)	100	113
Merrill Lynch, 4.45%, 1/31/14 (EUR)	30	38
Merrill Lynch, 4.625%, 10/2/13 (EUR)	40	53
Merrill Lynch, 5.45%, 2/5/13	385	368
Morgan Stanley, 4.00%, 11/17/15 (EUR)	100	119
Morgan Stanley, 6.50%, 4/15/11 (EUR)	50	72
Morgan Stanley, 7.30%, 5/13/19	615	633
National Australia Bank, VR, 4.50%, 6/23/16 (EUR)	50	59
Nordea Bank, VR, 6.25%, 9/10/18 (EUR)	50	65
Northern Trust, 4.625%, 5/1/14	110	113
Northern Trust, 5.50%, 8/15/13	145	153
Rabobank Nederland, 4.125%, 4/4/12 (EUR)	40	58
Santander Issuances, VR, 4.25%, 5/30/18 (EUR)	50	62
Societe Generale, 6.125%, 8/20/18 (EUR)	50	72
St. George Bank, 6.50%, 6/24/13 (EUR)	50	75

Capital Goods 2.2%

Bway, 10.00%, 4/15/14 (1)	250	243
Caterpillar Financial Services, 4.25%, 2/8/13	130	130
Crown Americas, 7.625%, 5/15/17 (1)	250	245
Danaher, 4.50%, 7/22/13 (EUR)	50	68
Danaher, 5.40%, 3/1/19	30	30
Emerson Electric, 4.875%, 10/15/19	285	287
Finmeccanica Finance, 8.125%, 12/3/13 (EUR)	50	78
Northrop Grumman, 7.125%, 2/15/11	210	226
Obrascon Huarte Lain, VR, 6.25 %, 5/18/12 (EUR)	50	47
Rockwell Collins, 5.25%, 7/15/19	65	64
Rolls-Royce, 4.50%, 3/16/11 (EUR)	35	51
Silgan, 7.25%, 8/15/16 (1)	200	193
		1,662

Communications 8.9%

America Movil, 6.375%, 3/1/35	225	198
AT&T, 5.80%, 2/15/19	320	331
AT&T, 6.70%, 11/15/13	500	550
British Sky Broadcasting, 9.50%, 11/15/18 (1)	310	354
Cablemas, 9.375%, 11/15/15	100	101
CC Holdings, 7.75%, 5/1/17 (1)	175	172
Cox Communications, 8.375%, 3/1/39 (1)	210	222
Cricket Communications, 7.75%, 5/15/16 (1)	200	193
Cricket Communications, 9.375%, 11/1/14	500	496
Deutsche Telecom International, 8.125%, 5/29/12 (EUR)	60	96
Deutsche Telekom International, 5.75%, 4/14/15 (EUR)	30	45
Digicel, 8.875%, 1/15/15 (1)	150	121
DirecTV, 6.375%, 6/15/15	500	454
France Telecom, STEP, 7.75%, 3/1/11	165	179

Frontier Communications, 8.25%, 5/1/14	225	220
Koninklijke KPN, 6.25%, 9/16/13 (EUR)	50	74
News America, 6.15%, 3/1/37	215	171
Olivetti Finance, 6.875%, 1/24/13 (EUR)	50	74
Orascom Telecom Finance, 7.875%, 2/8/14	100	81
OTE, 4.625%, 5/20/16 (EUR)	50	67
Qwest, 8.375%, 5/1/16 (1)	225	222
Rogers Communications, 6.80%, 8/15/18	570	594
Sprint Capital, 6.90%, 5/1/19	285	232
Telecom Italia, 8.25%, 3/21/16 (EUR)	70	110
Telecom Italia Capital, 5.25%, 11/15/13	225	218
Telecom Italia Finance, VR, 7.50%, 4/20/11 (EUR)	25	37
Telekom Finanzmanagement, 6.375%, 1/29/16 (EUR)	80	116
Telemar Norte Leste, 9.50%, 4/23/19	100	107
Time Warner Cable, 8.25%, 4/1/19	210	235
Verizon Communications, 8.75%, 11/1/18	100	120
Verizon Wireless, 5.55%, 2/1/14 (1)	55	58
Verizon Wireless, 8.50%, 11/15/18 (1)	80	96
Verizon Wireless, 8.75%, 12/18/15 (EUR)	50	83
Vivendi Universal, 7.75%, 1/23/14 (EUR)	50	78
Vodafone, 4.75%, 6/14/16 (EUR)	50	69
		6,574
Consumer Cyclical 3.8%		
American Honda Finance, 5.125%, 10/3/12 (EUR)	50	71
Ameristar Casinos, 9.25%, 6/1/14 (1)	175	175
BMW Finance, 8.875%, 9/19/13 (EUR)	30	48
BMW U.S. Capital, 5.00%, 5/28/15 (EUR)	30	40
DaimlerChrysler, 6.50%, 11/15/13	250	251
DaimlerChrysler International Finance, 6.125%, 9/8/15 (EUR)	50	71

DaimlerChrysler International Finance, 9.00%, 1/30/12 (EUR)	50	77
Goodyear Tire & Rubber, 10.50%, 5/15/16	225	224
Harrah's Operating, 11.25%, 6/1/17 (1)	250	243
Home Depot, 5.40%, 3/1/16	60	59
McDonald's, 5.70%, 2/1/39	415	417
MGM Mirage, 10.375%, 5/15/14 (1)	125	129
MGM Mirage, 11.125%, 11/15/17 (1)	100	105
Pinault Printemps Redoute, 8.625%, 4/3/14 (EUR)	30	45
Speedway Motorsports, 8.75%, 6/1/16 (1)	100	101
Staples, 9.75%, 1/15/14	20	22
Starwood Hotels & Resorts, 7.875%, 10/15/14	200	190
Volvo, 9.875%, 2/27/14 (EUR)	50	74
Wal-Mart, 4.125%, 2/1/19	350	339
Walgreen, 5.25%, 1/15/19	155	160
		2,841
Consumer Non-Cyclical 5.3%		
Abbott Laboratories, 5.125%, 4/1/19	60	62
Ahold Finance, 5.875%, 3/14/12 (EUR)	50	74
Altria, 9.25%, 8/6/19	275	310
Amgen, 6.40%, 2/1/39	140	141
Anheuser Busch InBev, 8.625%, 1/30/17 (EUR)	50	78
Anheuser-Busch InBev, 5.375%, 11/15/14 (1)	185	184
Anheuser-Busch InBev, 7.20%, 1/15/14 (1)	190	202
B.A.T International Finance, 5.375%, 6/29/17 (EUR)	50	69
Bacardi, 7.75%, 4/9/14 (EUR)	50	74
Baxter International, 4.00%, 3/1/14	30	31
Casino Guichard Perrachon, 6.375%, 4/4/13 (EUR)	50	74
Coca-Cola Enterprises, 4.25%, 3/1/15	105	106
Diageo Finance, 6.625%, 12/5/14 (EUR)	50	78

HCA, 8.50%, 4/15/19 (1)	175	171
HCA, 9.25%, 11/15/16	500	490
Imperial Tobacco Finance, 8.375%, 2/17/16 (EUR)	50	74
Imperical Tobacco Finance, 4.375%, 11/22/13 (EUR)	50	67
Ingles Markets, 8.875%, 5/15/17 (1)	175	172
Kroger, 7.50%, 1/15/14	173	194
Philip Morris International, 5.875%, 9/4/15 (EUR)	50	75
Psychiatric Solutions, 7.75%, 7/15/15 (1)	100	90
Roche Holdings, 5.00%, 3/1/14 (1)	220	232
SABMiller, 6.20%, 7/1/11 (1)	190	198
SUPERVALU, 8.00%, 5/1/16	175	171
Tesco, 5.875%, 9/12/16 (EUR)	50	75
Teva Pharmaceutical Finance, 5.55%, 2/1/16	210	214
Tyson Foods, 10.50%, 3/1/14 (1)	75	80
Ventas Realty, 6.50%, 6/1/16	125	115
		3,901
Energy 3.8%		
Baker Hughes, 6.875%, 1/15/29	90	94
Berry Petroleum, 10.25%, 6/1/14	125	123
Chesapeake Energy, 9.50%, 2/15/15	500	497
Chevron, 4.95%, 3/3/19	70	71
ConocoPhillips, 5.75%, 2/1/19	150	156
Devon Energy, 5.625%, 1/15/14	65	68
Diamond Offshore Drilling, 5.875%, 5/1/19	165	163
EnCana, 5.90%, 12/1/17	90	89
EOG Resources, 5.625%, 6/1/19	30	31
Hess, 8.125%, 2/15/19	55	61
Nabors Industries, 9.25%, 1/15/19 (1)	190	208
Pride International, 8.50%, 6/15/19	300	304

Transocean, 5.25%, 3/15/13	400	412
Valero Energy, 6.125%, 6/15/17	120	115
Weatherford International, 9.625%, 3/1/19	190	217
XTO Energy, 5.65%, 4/1/16	200	199
		2,808
Technology 0.8%		
Anixter International, 10.00%, 3/15/14	250	248
Hewlett-Packard, 4.75%, 6/2/14	60	63
Nokia, 5.375%, 5/15/19	40	40
Oracle, 5.00%, 1/15/11	50	53
Xerox, 5.50%, 5/15/12	35	35
Xerox, 5.65%, 5/15/13	75	74
Xerox, 6.35%, 5/15/18	57	50
		563
Transportation 0.8%		
Autoroutes Du Sud de la France, 7.375%, 3/20/19 (EUR)	50	74
Canadian Pacific Railroad, 7.25%, 5/15/19	145	144
Kazakh Temir Zholy, 6.50%, 5/11/11	100	93
Norfolk Southern, 7.25%, 2/15/31	80	85
Tam-Cap, 7.375%, 4/25/17	100	72
Union Pacific, 6.125%, 2/15/20	110	109
		577
Total Industrial		20,818
UTILITY 4.2%		
Electric 2.3%		
AES, 9.75%, 4/15/16 (1)	250	251
Black Hills, 9.00%, 5/15/14	200	206

Chase Issuance Trust Series 2007, Class A15-A 4.96%, 9/17/12	215	223
		885
Student Loan 0.2%		
SLM Student Loan Trust Series 2008-1, Class A1, VR 1.342%, 7/25/13	167	167
Total Student Loan		167
Total Asset-Backed Securities (Cost $1,602)		1,666
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 6.2%		
Commercial Mortgage Backed Securities 6.2%		
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	250	211
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4, VR 5.742%, 9/11/42	350	283
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.225%, 7/15/44	245	212
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	205	163
Commercial Mortgage Pass-Thru Certificates Series 2007-C9, Class A4, VR 6.01%, 12/10/49	395	304
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3 5.467%, 9/15/39	415	300
Goldman Sachs Mortgage Securities Corporation II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	250	204

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 14.8%

U.S. Government Agency Obligations 13.8% (2)		
Federal National Mortgage Assn.		
4.50%, 3/1/38 - 5/1/39	2,045	2,065
5.00%, 11/1/33 - 4/1/39	2,471	2,536
5.50%, 4/1/34 - 4/1/36	1,974	2,046
6.00%, 4/1/35 - 7/1/38	2,013	2,113
6.50%, 9/1/36 - 8/1/37	1,389	1,483
		10,243
U.S. Government Obligations 1.0%		
Government National Mortgage Assn.		
5.00%, 11/15/38	579	597
5.50%, 2/20/39	150	155
Total U.S. Government Obligations		752
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $10,923)		10,995

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.2%

U.S. Government Agency Obligations 0.3% (2)		
Federal National Mortgage Assn., 2.75%, 2/5/14	250	251
		251
U.S. Treasury Obligations 3.9%		
U.S. Treasury Notes, 1.875%, 2/28/14 (6)	2,350	2,309
U.S. Treasury Notes, 3.875%, 10/31/12 (6)	500	539
		2,848
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $3,136)		3,099

Russia, VR, 7.50%, 3/31/30	96	96
		1,187
Treasuries 2.5%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12 (BRL)	1,975	985
Bundesobligation, 3.50%, 4/8/11 (EUR)	60	88
Republic of Indonesia, 9.50%, 6/15/15 (IDR)	1,500,000	144
Republic of Turkey, 14.00%, 9/26/12 (TRY)	300	199
United Mexican States, 8.00%, 12/17/15 (MXN)	5,500	427
		1,843
Total Foreign Government Obligations & Municipalities (Cost $3,551)		3,985
CONVERTIBLE BONDS 3.0%		
Basic Industry 0.3%		
Newmont Mining, 1.25%, 7/15/14	49	60
Newmont Mining, 1.625%, 7/15/17	24	29
Peabody Energy, 4.75%, 12/15/66	157	121
Total Basic Industry		210
Capital Goods 0.0%		
Alliant Techsystems, 2.75%, 9/15/11	19	20
Total Capital Goods		20
Communications 0.4%		
Liberty Media, VR, 3.125%, 3/30/23	264	223
SBA Communications, 4.00%, 10/1/14 (1)	106	109
Total Communications		332
Consumer Cyclical 0.3%		
Host Hotels & Resorts, 2.625%, 4/15/27 (1)	143	120

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/09
Institutional Floating Rate Fund, 6.83%	$ 4,735	$ 495	$ 124	$ 4,918
T. Rowe Price Institutional High Yield Fund, 10.03%	8,231	5,748	201	2,943
T. Rowe Price Institutional Emerging Markets Bond Fund, 9.62%	3,138	1,230	84	2,167
T. Rowe Price Reserve Investment Fund, 0.53%	¤	¤	6	2,171
Totals			$ 415	$ 12,199

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 10,803
Dividend income	415
Interest income	-
Investment income	$ 415
Realized gain (loss) on securities	$ 302
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $69,793)	$	74,379
Interest and dividends receivable		852
Receivable for shares sold		734
Receivable for investment securities sold		74
Foreign currency (cost $53)		54
Due from affiliates		6
Other assets		85
Total assets		76,184
Liabilities		
Payable for investment securities purchased		1,448
Due to affiliates		14
Investment management fees payable		13
Payable for shares redeemed		3
Other liabilities		622
Total liabilities		2,100
NET ASSETS	$	74,084
Net Assets Consist of:		
Undistributed net investment income	$	16
Accumulated undistributed net realized gain		343
Net unrealized gain		4,008
Paid-in capital applicable to 6,786,950 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		69,717
NET ASSETS	$	74,084
NET ASSET VALUE PER SHARE		
Investor Class		
($73,785,977 / 6,759,648 shares outstanding)	$	10.92
Advisor Class		
($298,033 / 27,302 shares outstanding)	$	10.92

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Strategic Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Strategic Income Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and Strategic Income Fund – Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/ or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On December 15, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 15, 2008, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Method Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on May 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended May 31, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended May 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are included in Other Assets, and depreciated forwards are included in Other Liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. The fund’s period-end forwards, as presented in the tables following the Portfolio of Investments, are generally indicative of the volume of its forward activity during the period.

Futures Contracts Although the degree to which the fund invests in futures contracts will fluctuate over time, it primarily uses futures to manage portfolio duration, interest rate risk, and foreign exchange risk while maintaining its targeted exposure to various issuers, countries, sectors, and indices. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged interest rates and foreign currencies, and potential losses in excess of the fund’s initial investment.

The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2009, approximately 17% of the fund’s net assets were invested, directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $66,354,000 and $13,200,000, respectively, for the period ended May 31, 2009. Purchases and sales of U.S. government securities aggregated $32,251,000 and $17,985,000, respectively, for the period ended May 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the period ended May 31, 2009, totaled $1,348,000 and were characterized as ordinary income for tax purposes. At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts, the realization of unrealized gains/losses on certain open derivative contracts for tax purposes. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2009, the effective annual group fee rate was 0.31%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/ or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $88,000 were waived and expenses in the amount of $42,000 were reimbursed by the manager during the period ended May 31, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $130,000 remain subject to a repayment at May 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the period ended May 31, 2009, expenses incurred pursuant to these service agreements were $95,000 for Price Associates and $13,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the period ended May 31, 2009 are as follows:

As of May 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, and 25,681 shares of the Advisor Class, aggregating 37% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Strategic Income Fund, Inc. (the “Fund”) at May 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2008 (commencement of operations) through May 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $22,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $22,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1989	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern
2003	(2008 to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
1992	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	Strategic Income Fund
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Strategic Income Fund	Principal Occupation(s)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.; formerly Chief Investment Officer,
Maryland State Retirement Agency pension
fund (to 2006)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006); and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association
(to 2005)

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc., and T. Rowe Price Services, Inc.

David Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Strategic Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009